UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2025

Forge Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39794	99-4383083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center Floor 15 San Francisco, California (Address of principal executive offices)	94111 (Zip Code)
(415) 881-1612
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2025, Jennifer Phillips and Forge Global Holdings, Inc. (the “Company”) mutually agreed that Ms. Phillips will separate as the Company’s Chief Revenue and Growth Officer, effective June 26, 2025 (the “Separation Date”). Following her separation, Ms. Phillips is expected to continue providing consulting services through the end of December 2025 to assist with the transition of her roles and responsibilities.

In connection with her separation, Ms. Phillips entered into a separation agreement with the Company on April 24, 2025 (the “Separation Agreement”) containing terms that are materially consistent with the benefits that would be due to her under her employment agreement (the “Employment Agreement”) in the event of a without Cause termination (as defined therein), except that 1) unless otherwise approved by the Company, her last day of employment with the Company will be the Separation Date, 2) she will receive equity acceleration and the rights to exercise options for the 18-month period following the Separation Date (rather than similar benefits for 12 months, as was originally specified in the Employment Agreement), and 3) she will provide six (6) months of consulting services in exchange for additional potential cash payment of up to $472,470.50.

The foregoing descriptions of the Separation Agreement and Employment Agreement are not complete and are qualified in their entirety by reference to the Separation Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and the Employment Agreement, a copy of which was filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, respectively.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

Date: April 24, 2025	By:	/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer